UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________

SCHEDULE 14A

________________________________

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ATHENA TECHNOLOGY ACQUISITION CORP. II
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

November          , 2024

Dear Stockholders,

We cordially invite you to attend the 2024 Annual Meeting of Stockholders of Athena Technology Acquisition Corp. II, to be held on Tuesday, December 10, 2024, at 12:30 p.m. (Eastern Time). The annual meeting will be a completely “virtual” meeting, conducted via live audio webcast, and you will not be able to attend the meeting in person. We believe the virtual meeting format will provide expanded access, improved communication and cost savings for us and our stockholders. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.virtualshareholdermeeting.com/ATEK2024 and entering the company number and control number included on your proxy card or in the instructions that accompany your proxy materials.

The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the matters to be conducted at the meeting.

Whether or not you plan to attend the virtual annual meeting, your vote is very important and we encourage you to vote promptly. You may vote in advance by either marking, signing and returning the enclosed proxy card or using telephone or internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. If you attend the virtual annual meeting, you will have the right to revoke your proxy and vote your shares virtually at the meeting. If you hold your shares through an account with a brokerage firm, bank, broker-dealer or other nominee, please follow the instructions you receive from them.

Thank you for your support.

Sincerely,

Isabelle Freidheim
Chair and Chief Executive Officer

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2024

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Athena Technology Acquisition Corp. II, a Delaware corporation (the “Company”), will be held at 12:30 p.m. (Eastern Time), on Tuesday, December 10, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will not be able to attend the meeting in person. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/ATEK2024 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The meeting will be held for the following purposes:

1.      To elect Judith Rodin and Sharon Brown-Hruska as Class II Directors on the Company’s Board of Directors (the “Board”) to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified (“Proposal 1” or the “Election of Directors Proposal”);

2.      To ratify the appointment of WithumSmith+Brown (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2” or the “Auditor Appointment Ratification Proposal”);

3.     To amend (the “Third Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to extend the date by which the Company must consummate a business combination (as defined below) (the “Third Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from December 14, 2024 (the “Current Outside Date”) to September 14, 2025 (the “Extended Date”) provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account (the “Trust Account”) established by the Company in connection with the Company’s initial public offering of units of Class A common stock, par value $0.001 per shares (“Class A Common Stock”) and warrants to purchase shares of Class A Common Stock (the “IPO”) the lesser of (a) $25,000 and (b) $0.02 for each share of Class A Common Stock issued and outstanding that has not been redeemed in accordance with the terms of the Charter (“Public Shares”) upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (each, an “extension payment”) (“Proposal 3” or the “Third Extension Amendment Proposal”);

4.      To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve any of the foregoing proposals, or if we determine that additional time is necessary to effectuate the Third Extension (“Proposal 4” or the “Adjournment Proposal”); and

5.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

Holders of record of our Class A Common Stock as of the close of business on November 18, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination by any stockholder for a period of ten (10) days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Brian Bolster, at brian@athenasponsor.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued, postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

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Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

This notice of meeting and the accompanying proxy statement are being made available on or about November      , 2024 at www.virtualshareholdermeeting.com/ATEK2024.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT (AS DEFINED HEREIN) BY 5:00 P.M. ET ON DECEMBER 6, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE ANNUAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 10, 2024 at 12:30 p.m. (Eastern Time) at www.virtualshareholdermeeting.com/ATEK2024.

The proxy statement for the Annual Meeting and annual report for the fiscal year ended December 31, 2023 are available at http://www.proxyvote.com.

By Order of the Board of Directors

Isabelle Freidheim
Chair and Chief Executive Officer
November , 2024

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED            , 2024

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

PRELIMINARY PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2024

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Athena Technology Acquisition Corp. II of proxies to be voted at our 2024 Annual Meeting of Stockholders to be held on Tuesday, December 10, 2024 (the “Annual Meeting”), at 12:30 p.m. (Eastern Time), and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ATEK2024 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A Common Stock, $0.0001 par value per share, as of the close of business on November 18, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were          shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

The notice of the Annual Meeting, this Proxy Statement and the form of proxy are being distributed and made available on or about November        , 2024. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) are also available on our website, www.athenaspac.com/sec-fillings, as well as www.proxyvote.com.

In this proxy statement, “Athena”, “Company”, “we”, “us”, and “our” refer to Athena Technology Acquisition Corp. II.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, DECEMBER 10, 2024

This Proxy Statement and our 2023 Annual Report are available at http://www.proxyvote.com.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.      To elect Judith Rodin and Sharon Brown-Hruska as Class II Directors on the Board to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified (“Proposal 1” or the “Election of Directors Proposal”);

2.      To ratify the appointment of WithumSmith+Brown (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2” or the “Auditor Appointment Ratification Proposal”);

3.      To amend (the “Third Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to extend the date by which the Company must consummate a business combination (as defined herein) (the “Third Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from December 14, 2024 (the “Current Outside Date”) to September 14, 2025 (the “Extended Date”) provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account (the “Trust Account”) established by the Company in connection with the Company’s initial public offering of units of Class A common stock, par value $0.001 per shares (“Class A Common Stock”) and warrants to purchase shares of Class A Common Stock (the “IPO”) the lesser of (a) $25,000 and (b) $0.02 for each share of Class A Common Stock issued and outstanding that has not been redeemed in accordance with the terms of the Charter (“Public Shares”) upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (each, an “extension payment”) (“Proposal 3” or the “Third Extension Amendment Proposal”);

4.      To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes to approve any of the any of the foregoing proposals, or if we determine that additional time is necessary to effectuate the Third Extension (“Proposal 4” or the “Adjournment Proposal”); and

5.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

The sole purpose of the Third Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Company’s current Charter provides that the Company has until December 14, 2024 to complete a business combination. The Board currently believes that there may not be sufficient time for the Company to consummate a business combination by the Current Outside Date. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to the Extended Date. If the Third Extension Amendment Proposal is approved, the Company would have up to an additional nine months after the Current Outside Date to consummate a business combination or any potential alternative initial business combination, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of Class A Common Stock issued and outstanding that has not been redeemed in accordance with the terms of the Charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

Approval of the Election of Directors Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. The Sponsor plans to vote all of its shares in favor of the Election of Directors Proposal. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the Election of Directors Proposal, then Judith Rodin and Sharon Brown-Hruska will be elected as directors even if some or all of the other public stockholders do not vote in favor of such elections.

The affirmative vote by holders of 65% of the Company’s outstanding Class A Common Stock will be required to approve the Third Extension Amendment Proposal. As of the date of this proxy statement, the Sponsor holds 8,881,250 shares of the Company’s Class A Common Stock and 953,750 shares of Class A Common Stock underlying the 953,750 private placement units, which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. Accordingly, the shares held by the Sponsor represent approximately 88.4% of the Company’s outstanding Class A Common Stock. The Sponsor plans to vote all of its shares in favor of the Third Extension Amendment Proposal. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the Third Extension Amendment Proposal at the Annual Meeting, then the Third Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals. Approval of the Third Extension Amendment Proposal is a condition to the implementation of the Third Extension.

Approval of each of the Auditor Appointment Ratification Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. The Sponsor plans to vote all of its shares in favor of the Auditor Appointment Ratification Proposal and the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the Auditor Appointment Ratification Proposal and the Adjournment Proposal at the Annual Meeting, if presented, then the Auditor Appointment Ratification Proposal and the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Our Board has fixed the close of business on November 18, 2024 as the Record Date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Class A Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

In connection with the Third Extension Amendment Proposal, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Third Extension Amendment Proposal and regardless of whether stock stockholders hold public shares on the Record Date. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A Common Stock without the prior consent of the Company. If the Third Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount (as defined below) will be withdrawn from the Trust Account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above.

If the Third Extension is effectuated, the remaining public stockholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter. In addition, the remaining public stockholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $            (including interest, but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases, including redemptions, of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. Any redemption of shares of Class A Common Stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax.

The Company estimates that the per-share price at which the redeemable public shares may be redeemed from cash held in the Trust Account will be approximately $            , for illustrative purpose, calculated as of November 18, 2024, the Record Date of the Annual Meeting. On the Record Date, the closing price of the Company’s Class A Common Stock on the NYSE American LLC (the “NYSE American”) was $            . Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving approximately $            [less/more] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal or the Third Extension Amendment Proposal.

If the Third Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Our Sponsor has agreed to waive their redemption rights with respect to their shares of Class A Common Stock in connection with a stockholder vote to approve an amendment to the Company’s Charter.

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that its Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time, that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Third Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Third Extension Amendment Proposal is approved.

Our Board has fixed the close of business on November 18, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting. Only record holders of the Company’s Class A Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Annual Meeting. On the Record Date, there were 11,122,781 outstanding shares of the Company’s Class A Common Stock and no outstanding shares of the Company’s Class B common stock. The Company’s warrants do not have voting rights in connection with the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the Annual Meeting and the proposals to be voted on at the Annual Meeting. Please read it carefully and vote your shares.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

•        Proposal 1:    FOR the election of Judith Rodin and Sharon Brown-Hruska as Class II Directors.

•        Proposal 2:    FOR the Auditor Appointment Ratification Proposal.

•        Proposal 3:    FOR the Third Extension Amendment Proposal.

•        Proposal 4:    FOR the Adjournment Proposal.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received these materials.    We have sent you these proxy materials because the Board is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We intend to mail these proxy materials on or about November        , 2024 to all stockholders of record entitled to vote at the annual meeting.

Householding Matters.    The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to finance or consummate an initial business combination within the time period required by the Charter and to avoid liquidation;

•        the anticipated benefits of any initial business combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving any such business combination, as a result of which they would then receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete any such business combination;

•        our public securities’ potential liquidity and trading and our ability to maintain the listing of our securities on the NYSE American (as defined herein) or a national exchange;

•        the use of proceeds not held in the Trust Account (as described herein) or available to us from interest income on the Trust Account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, our subsequently filed Quarterly Reports on Form 10-Q and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

The Company is a blank check company incorporated in Delaware on May 20, 2021, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On December 14, 2021, the Company consummated its IPO of 25,375,000 units (the “units”), each consisting of one share of Class A Common Stock and one-half of one redeemable warrant, including the issuance of 375,000 units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per unit generating gross proceeds of $253,750,000.

Prior to the consummation of the IPO, on August 31, 2021, the Company issued an aggregate of 7,362,500 founder shares (the “founder shares”) to its Sponsor for an aggregate purchase price of $25,000, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, resulting in the Sponsor owning an aggregate of 10,062,500 founder shares. Up to 1,312,500 founder shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,881,250 shares of Class A Common Stock.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 950,000 private placement units (the “private placement units”), each consisting of one share of Class A Common Stock (the “private placement shares”) and one-half of one redeemable warrant (the “private placement warrants”), at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $9,500,000. Simultaneously with the exercise of the over-allotment, the Company consummated the private placement of an additional 3,750 private placement units to the Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $37,500. As of the date of this proxy statement, the Sponsor owns an aggregate of 953,750 private placement units.

Following the closing of the IPO on December 14, 2021, an amount of $256,287,500 ($10.10 per unit) out of the net proceeds of the sale of the units in the IPO and the sale of the private placement units was placed in the Trust Account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (together with the regulations thereunder, “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our Charter. Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date is December 14, 2024. As of the Record Date, the Company has approximately $            million of cash remaining in the Trust Account.

On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, amend the Charter and the Company’s Investment Management Trust Agreement, dated as of December 9, 2021 by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”) to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024 (the “First Extension”). The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $60,000 and (b) $0.03 per unredeemed share of Class A Common Stock. In connection with the First Extension, the Sponsor made nine monthly contributions to the Trust Account of $60,000 each, for total deposits of $540,000 through February 9, 2024.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A Common Stock, representing approximately 91.3% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the Trust Account to pay such stockholders.

On June 21, 2023, pursuant to the terms of our Charter, on June 13, 2023 and June 20, 2023, the Sponsor elected to convert each of its 8,881,250 then-outstanding shares of the Company’s Class B common stock (“Class B common stock”) into Class A Common Stock on a one-for-one basis with immediate effect. Following such conversion, there were 12,033,039 shares of Class A Common Stock issued and outstanding and no shares of Class B common stock issued and outstanding.

On March 12, 2024, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, extend the date by which the Company must consummate its initial business combination from March 14, 2024 to December 14, 2024 (the “Second Extension”). The amendment enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $40,000 and (b) $0.02 per unredeemed share of Class A Common Stock. In connection with the Second Extension, the Sponsor has made eight monthly contributions to the Trust Account of $25,755.62 each, for total deposits of $206,044.96 through the date hereof.

In connection with the special meeting at which the Second Extension was approved, the holders of an aggregate of 910,258 shares of Class A Common Stock, representing approximately 41.4% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $10,156,503.84 (or approximately $11.16 per share) was released from the Trust Account to pay such stockholders.

Our Board has determined that it is in the best interests of the Company to further amend the Charter to extend the date we have to consummate a business combination to September 14, 2025 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

Who is the Company’s Sponsor?

The Sponsor is Athena Technology Sponsor II, a Delaware limited liability company. The Sponsor currently owns 8,881,250 shares of Class A Common Stock and 953,750 private placement units. Isabelle Freidheim is the sole managing member of the Sponsor. Ms. Freidheim has sole voting and dispositive power over the shares of Class A Common Stock held by the Sponsor and may be deemed to beneficially own such shares. The Company does not believe that any of the above facts or relationships would subject any business combination to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). Further, the Company does not believe that if such a review were conceivable that a potential business combination ultimately would be prohibited. However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and expenses related to the administration of the Trust Account (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

What is being voted on?

You are being asked to vote on each of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is described below:

1.      Election of Directors Proposal:    To elect Judith Rodin and Sharon Brown-Hruska as Class II Directors on the Company’s Board of Directors (the “Board”) to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

2.      Auditor Appointment Ratification Proposal:    To ratify the appointment of WithumSmith+Brown as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.      Third Extension Amendment Proposal:    To amend our Charter to extend the date by which the Company must consummate a business combination from December 14, 2024 to September 14, 2025, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of Class A Common Stock issued and outstanding that has not been redeemed in accordance with the terms of the Charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

4.      Adjournment Proposal:    To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve any of the any of the foregoing proposals, or if we determine that additional time is necessary to effectuate the Third Extension.

What are the purposes of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal and the Adjournment Proposal?

The Election of Directors Proposal and the Auditor Appointment Ratification Proposal are routine corporate governance matters.

The sole purpose of the Third Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Annual Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Election of Directors Proposal, the Auditor Appointment Ratification Proposal or the Third Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Third Extension.

Approval of the Third Extension Amendment Proposal is a condition to the implementation of the Third Extension.

If the Third Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Third Extension Amendment Proposal is approved and the Third Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Third Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the $            (including interest but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Third Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Sponsor has agreed to waive its redemption rights with respect to its shares of Class A Common Stock in connection with a stockholder vote to approve an amendment to the Charter.

Why is the Company proposing the Third Extension Amendment Proposal?

The Company’s Charter provides for the return of the IPO proceeds held in trust to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination(s) consummated within the Current Outside Date. Our Board currently believes that there may not be sufficient time for the Company to complete a business combination by the Current Outside Date. Accordingly, the Company has determined to seek stockholder approval to extend the Current Outside Date to the Extended Date.

The sole purpose of the Third Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

You are not being asked to vote on any proposed business combination at this time. If the Third Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the Record Date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Third Extension Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Third Extension Amendment to extend the date by which the Company must complete a business combination until the Extended Date. The Third Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Class A Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This Charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

Our Board recommends that you vote in favor of the Third Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any Class A Common Stock over which it has voting control in favor of each of the four proposals. The Sponsor is not entitled to redeem its shares of Class A Common Stock. On the Record Date, the Sponsor beneficially owned and was entitled to vote 8,881,250 shares of Class A Common Stock and 953,750 private placement shares, which represents approximately 88.4% of the Company’s issued and outstanding Common Stock. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of each of the proposals at the Annual Meeting, then the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal and the Adjournment Proposal, if presented, will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Annual Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the redeemable public shares, which is currently estimated to be $            per share, calculated based on the Trust Account amount as of the Record Date, and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Annual Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the Record Date for the Annual Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Third Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the Annual Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Third Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What interests do the Company’s directors and executive officers have in the approval of the Third Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Third Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of shares of our Class A Common Stock, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the sections entitled “The Third Extension Amendment Proposal — Interests of the Company’s Directors and Officers.”

When and where is the Annual Meeting?

The Annual Meeting will be held at 12:30 p.m., Eastern Time, on December 10, 2024, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/ATEK2024 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Annual Meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting in person.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on November 18, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were          shares of Class A Common Stock outstanding and entitled to vote.

What if I object to the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with any of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens if I sell my public shares or units before the Annual Meeting?

The November 18, 2024 Record Date is earlier than the date of the Annual Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Annual Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Annual Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Annual Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of shares representing a majority of the voting power of the Class A Common Stock outstanding and entitled to vote at such meeting will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting online only if you are an Athena stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ATEK2024. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:30 p.m. (Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:15 p.m. (Eastern Time), and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our By-laws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

How do I vote?

Stockholders of Record.    If you are a stockholder of record, you may vote:

•        by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•        by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•        by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you have received by mail and return it in the postage-paid envelope which was provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•        Electronically at the Meeting — If you attend the meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on December 9, 2024. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.”    If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Stockholder of Record:    Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to Athena’s Chief Executive Officer at 442 5th Avenue, New York, NY 10018.

•        You may attend the annual meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner:    Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the annual meeting, your shares will not be voted.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on pages 5 of this proxy statement, as well as with the description of each proposal in this proxy statement.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of NYSE American LLC (“NYSE American”), brokers, banks and other securities intermediaries that are subject to the NYSE American rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE American rules, but not with respect to “non-routine” matters. In this regard, Proposal 1, Proposal 3 and Proposal 4 are considered to be “non-routine” under the NYSE American rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal 2 is considered to be a “routine” matter under the NYSE American rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

We believe holding a virtual meeting will provide expanded access, improved communication and cost savings for us and our stockholders. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ATEK2024. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted on the virtual shareholder meeting log-in page.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, and as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions online during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•        irrelevant to the business of the Company or to the business of the Annual Meeting;

•        related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•        related to any pending, threatened or ongoing litigation;

•        related to personal grievances;

•        derogatory references to individuals or that are otherwise in bad taste;

•        substantially repetitious of questions already made by another stockholder;

•        in excess of the two question limit;

•        in furtherance of the stockholder’s personal or business interests; or

•        out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Chief Financial Officer in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are needed for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means the two nominees receiving the highest number of affirmative “For” votes will be elected as Class II Directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal 2: Ratification of the selection of Withum as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024	The affirmative vote of a majority of the votes cast.	Abstentions will have no effect.	Broker non-votes will have no effect.(1)
Proposal 3: Third Extension Amendment Proposal	The affirmative vote by holders of 65% of shares of Class A Common Stock outstanding on the record date.	Abstentions will have no effect.	Broker non-votes will have no effect.
Proposal 4: Adjournment Proposal	The affirmative vote of a majority of the votes cast.	Abstentions will have no effect.	Broker non-votes will have no effect.

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(1)      We do not expect any broker non-votes on this proposal. This proposal is considered to be a “routine” matter under the NYSE American rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under the NYSE American rules to vote your shares on this proposal.

The Sponsor plans to vote all of its shares in favor of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal and the Third Extension Amendment Proposal. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal and the Third Extension Amendment Proposal, then the Election of Directors Proposal, the Auditor Appointment Ratification Proposal and the Third Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Annual Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the Election of Directors Proposal, or an “abstention,” in the case of the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal or the Adjournment Proposal, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal or the Adjournment Proposal.

What are “broker non-votes”?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Withum, as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the Election of Directors Proposal, the Third Extension Amendment Proposal and the Adjournment Proposal. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Third Extension until the Extended Date, as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination.

What happens if the Third Extension Amendment Proposal is not approved?

If the Third Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Sponsor has agreed to waive its redemption rights with respect to its shares of Class A Common Stock in connection with a stockholder vote to approve an amendment to the Charter.

If the Third Extension Amendment Proposal is approved, what happens next?

If the Third Extension Amendment Proposal is approved, (i) the Company will continue to attempt to consummate a business combination until the Extended Date, (ii) the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded and (iii) the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s Class A Common Stock held by our Sponsor through its shares.

What happens to the Company’s warrants if the Third Extension Amendment Proposal is not approved?

If the Third Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company’s warrants if the Third Extension Amendment Proposal is approved?

If the Third Extension Amendment Proposal is approved, the Company will continue its efforts to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

On January 24, 2024, the Securities and Exchange Commission (“SEC”) adopted previously proposed rules (the “SPAC Rules”) relating to, among other items, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act, including a rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPACs duration, asset composition, business purpose and activities

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As indicated above, we completed our IPO on December 14, 2021 and have operated as a blank check company. We may be unable to complete an initial business combination before the proposed Extended Date. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete any initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. During the year ended December 31, 2023, the Trust Account earned $6,009,584.61 in interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may instruct the Trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of an initial business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors — The SEC issued final rules to regulate SPACs — including rules related to the extent to which SPACs could be become subject to regulation under the Investment Company Act — that, if adopted, may increase our costs and the time needed to complete our initial business combination.”

The Company has previously used funds in ways that were not in accordance with the Trust Agreement, but such funds were replenished after the misallocation was discovered. On June 21, 2023, the Company withdrew from the Trust Account an aggregate amount of $2.4 million to be used for tax purposes. It was determined as of June 30, 2023, that the withdrawal amount was approximately $328,000 in excess of the amount necessary for tax purposes. As a result, the overdrawn amount of $328,000 was allocated back to the contingently redeemable Class A Common Stock subject to possible redemption and distributed back to the Trust Account on August 17, 2023.

As of December 31, 2023, after the overdrawn amount was returned to the Trust Account, approximately $2.1 million of restricted funds remained in the Company’s operating account for future payment of franchise and income taxes. The withdrawn funds were restricted for payment of such tax liabilities under the Company’s Charter and the terms of the Trust Agreement. Through December 31, 2023, the Company used $240,528 of these funds for the payment of general operating expenses, resulting in a balance of the restricted funds of approximately $1.8 million as of December 31, 2023.

On March 19, 2024, the Company withdrew an additional $252,108 from the Trust Account to pay the Company’s franchise and income taxes payable and approximately $428,912 was used for the payment of general operating expenses, resulting in a balance of the restricted funds to $1.6 million as of March 31, 2024. Through March 31, 2024, the Company used an aggregate of $669,440 of these funds for the payment of general operating expenses.

Management determined that this use of funds was not in accordance with the Trust Agreement. The Company disbursed an aggregate of $669,440, the balance of the funds withdrawn from the Trust Account, for payment of general operating expenses between October 1, 2023 and March 31, 2024, also counter to the terms of the Trust Agreement. On April 3, 2024, the Company paid $720,192 to satisfy income tax liabilities for 2022. On April 10, 2024, the misallocated $669,440 funds that were used for general operating expenses were replenished to the Company’s operating account in the form of an intercompany loan made by the Sponsor.

How do I redeem my public shares?

If the Third Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Third Extension, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the total number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Third Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on December 6, 2024 (two business days prior to the scheduled vote at the Annual Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST” the Third Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on December 6, 2024 (two business days before the scheduled vote at the Annual Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Third Extension Amendment and the Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Third Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Third Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Third Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Third Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Third Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Third Extension Amendment Proposal, then, assuming you are a stockholder as of the Record Date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the Charter.

Will the Company be subject to the new 1% U.S. federal excise tax that could be imposed in connection with redemptions of public shares?

On August 16, 2022, the IRA was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases, including redemptions, of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. Because we are a Delaware corporation and our securities are trading on the NYSE American, we are a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not on its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the avoidance of, the excise tax.

On December 27, 2022, the U.S. Department of the Treasury issued Notice 2023-2 (the “Notice”) as interim guidance until publication of forthcoming proposed regulations on the excise tax. Although the guidance in the Notice does not constitute proposed or final Treasury regulations, taxpayers may generally rely upon the guidance provided in the Notice until the issuance of the forthcoming proposed regulations. Certain of the forthcoming proposed regulations (if issued) could, however, apply retroactively. The Notice generally provides that if a covered corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such covered corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A Common Stock, representing approximately 91.3% of the then issued and outstanding public shares properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the Trust Account to pay such stockholders. In connection with the special meeting at which the Second Extension was approved, the holders of an aggregate of 910,258 shares of Class A Common Stock, representing approximately 7.6% of the then issued and outstanding public shares properly exercised their right to redeem their shares for cash. As a result, an aggregate of $10,156,503.84 (or approximately $11.16 per share) was released from the Trust Account to pay such stockholders. Because such redemptions occurred after December 31, 2022, such redemptions are subject to the excise tax. We estimate the aggregate amount of excise tax that we are subject to as a result of the First Extension and the Second Extension to be approximately $2,497,846. The Company owes an aggregate amount of $2,396,049 excise tax that was due October 31, 2024 in connection with redemptions from the First Extension. The Company is continuing to evaluate payment options for the past due amount. If the Company is unable to pay its obligation in full, it will be subject to additional interest and penalties which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full.

Similar to the First Extension and the Second Extension and as described under the section of this proxy statement entitled “The Third Extension Amendment Proposal — Redemption Rights,” if the Third Extension Amendment Proposal is approved, and if the Third Extension is implemented, public stockholders will have the right to require us to redeem their public shares. Because any such redemptions will also occur after December 31, 2022 such redemptions may be subject to the excise tax. As there are currently 2,241,531 shares of redeemable Class A Common Stock that are outstanding, the Company estimates that the maximum amount of excise tax that it may be subject to pursuant to the Third Extension if all such redeemable shares were redeemed would be approximately $            . This estimate is based on the per-share price at which the redeemable public shares may be redeemed from cash held in the Trust Account calculated as of November 18, 2024. Whether and to what extent we would be subject to the excise tax in connection with any such redemptions pursuant to the Third Extension Amendment Proposal would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Third Extension Amendment Proposal, together with any other redemptions or repurchases we consummate in the same taxable year, (ii) the structure of any business combination and the taxable year in which it occurs, (iii) the nature and amount of any “PIPE” or other equity issuances, in connection with a business combination or otherwise, issued within the same taxable year, (iv) whether we completely liquidate and dissolve within the taxable year of such redemptions, and (v) the content of final and proposed regulations and further guidance from the U.S. Department of the Treasury. The foregoing could cause a reduction in the cash available to complete a business combination and our ability to complete a business combination. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the specific mechanics of any required payment of the excise tax have not been determined. It is expected that, at the time of the redemption of public shares, the amount of the excise tax payable may not be known with certainty. Management is currently evaluating different options on how and when the Company may pay for any such excise taxes as a result of the First Extension and Second Extension or any redemptions that may occur as a result of the Third Extension.

As described under the section of this proxy statement entitled “The Third Extension Amendment Proposal — If the Third Extension Amendment Proposal is Not Approved,” if the Third Extension Amendment Proposal is not approved and we have not consummated a business combination by December 14, 2024, we will redeem the public shares in a liquidating distribution. We do not expect such redemption in connection with the liquidating distribution to be subject to the excise tax under the Notice, but such expectation is subject to a number of factual and legal uncertainties, including further guidance from the U.S. Department of the Treasury.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Sodali a fee of $10,000. The Company will also reimburse Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Athena Technology Acquisition Corp. II
442 5th Avenue
New York, New York 10018
Attn: Isabelle Freidheim
Telephone: (970) 925-1572

You may also contact the Company’s proxy solicitor at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ATEK.info@investor.sodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we continue our life beyond 36 months from the closing of our IPO without completing an initial business combination, the NYSE American may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

If the Third Extension Amendment Proposal is approved by our stockholders, it would allow us to complete a business combination for up to 45 months after the closing of our IPO. NSYE American rules require that we complete a business combination no later than 36 months after the effectiveness of the registration statement related to our IPO, December 10, 2024, the day of the Annual Meeting. Since we will not complete a business combination within 36 months of our IPO, we cannot further extend the period to complete a business combination without violating NYSE American rules, potentially subjecting us to delisting. While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal. If we are not successful in such an appeal, our securities will be delisted. If our securities are delisted, such delisting could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We and the holders of our securities could be materially adversely impacted if our securities are delisted from the NYSE American due to non-compliance with the above rule. In particular:

•        the price of our securities will likely decrease as a result of the loss of market efficiencies associated with the NYSE American;

•        holders may be unable to sell or purchase our securities when they wish to do so;

•        we may become subject to shareholder litigation;

•        we may lose the interest of institutional investors in our securities;

•        we may lose media and analyst coverage; and

•        we would likely lose any active trading market for our securities, as our securities may only then be traded on one of the over-the-counter markets, if at all.

We have received notices from NYSE Regulation of the NYSE American notifying us that we were not in compliance with NYSE American Rules. If we cannot regain compliance or we have further compliance issues, the NYSE American may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Immediately after our IPO, our Class A Common Stock was listed on the New York Stock Exchange (“NYSE”). On July 17, 2023, we announced that we would transfer the listing of our Class A Common Stock, redeemable warrants and units from the NYSE to the NYSE American, and our Class A Common Stock, redeemable warrants and units have traded on the NYSE American since July 21, 2023.

On April 17, 2024, the Company received an official notice of noncompliance from NYSE Regulation stating that we were not in compliance with NYSE American continued listing standards under the timely filing criteria included in Section 1007 of the NYSE American Company Guide due to our failure to timely file our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Delayed 10-K”) by the filing due date of April 16, 2024. On September 27, 2024, we filed the Delayed 10-K. We also did not timely file our Quarterly Reports on Form 10-Q for the three month periods ended March 31, 2024 and June 30, 2024, but on October 16, 2024, we received a letter from NYSE Regulation accepting our delayed filing extension request and granting us a new cure deadline of November 19, 2024 to file such reports. We filed our Quarterly Reports on Form 10-Q for the three month periods ended March 31 and June 30, 2024 on October 31, 2024 and November 1, 2024, respectively. On November 4, 2024, as a result of filing the delayed quarterly reports, NYSE Regulation confirmed that the Company had regained compliance with Section 1007 of the NYSE American Company Guide. As a non-accelerated filer, the Company’s Quarterly Report on Form 10-Q for the three month period ended September 30, 2024 is due on November 14, 2024. If the Company is unable to timely file such quarterly report by November 14, 2024, or by the extended filing due date if the Company files a Form 12b-25, it will not be compliant with Section 1007 of the NYSE American Guide, which may result in another “late filing delinquency” notice from NYSE Regulation that could cause suspension or delisting of our securities if not cured.

In addition, on October 21, 2024, we received a letter from the NYSE notifying us of our past due annual listing fees. Failure to pay the annual listing fees may result in NYSE Regulation disciplinary action up to and including delisting.

Further, after the Annual Meeting, we will be required to demonstrate compliance with the NYSE American’s continued listing requirements in order to maintain the listing of our securities on the NYSE American. Such continued listing requirements for our securities include:

•        maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly held shares of Class A Common Stock of at least $40,000,000 (excluding shares of Class A Common Stock held by our directors, officers or their immediate families and other concentrated holdings of 10% or greater, in each case measured over thirty consecutive trading days);

•        our securities not falling below the following distribution criteria:

•        300 public stockholders; or

•        1,200 total stockholders and average monthly trading volume of 100,000 shares of Class A Common Stock, for the most recent 12 months; or

•        600,000 publicly-held shares of Class A Common Stock; and

•        consummating an initial business combination within the time period specified in our Charter.

Additionally, we expect that if our Class A Common Stock continues to fail to meet the NYSE American’s continued listing requirements, our units and warrants will fail to meet the NYSE American’s continued listing requirements for those securities. Pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide, our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from NYSE Regulation after the 36-month window to close a business combination ends on December 10, 2024, the day of the Annual Meeting. See also “Risk Factors — If we continue our life beyond 36 months from the closing of our IPO without completing an initial business combination, the NYSE American may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.”

If the NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common

Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE American, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

There are no assurances that the Third Extension will enable us to complete an initial business combination.

Approving the Third Extension Amendment Proposal involves a number of risks. Even if the Third Extension Amendment Proposal is approved and the Third Extension is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination, is dependent on a variety of factors, many of which are beyond our control. If the Third Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares of Class A Common Stock in connection with the Third Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Third Extension Amendment Proposal or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Third Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of Class A Common Stock on the open market. The price of shares of Class A Common Stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of Class A Common Stock at favorable prices, or at all.

The SEC issued final rules to regulate SPACs — including rules related to the extent to which SPACs could be become subject to regulation under the Investment Company Act — that, if adopted, may increase our costs and the time needed to complete our initial business combination.

On January 24, 2024, the SEC adopted the SPAC Rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies, the condensed financial statement requirements applicable to transactions involving shell companies, the use of projections by SPACs in SEC filings in connection with proposed business combination transactions, the potential liability of certain participants in proposed business combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPACs duration, asset composition, business purpose and activities. The SPAC Rules may increase the costs and time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

In part as a result of the SPAC Rules, there is currently uncertainty concerning the applicability of the Investment Company Act to SPACs. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the Trust Account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the Trust Account and hold the funds in cash.

During the year ended December 31, 2023, the Trust Account earned $6,009,584.61 in interest. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The ability of our public stockholders to exercise redemption rights if the Third Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Third Extension Amendment Proposal is approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Third Extension Amendment Proposal is approved.

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.”

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-40, “Presentation of Financial Statements — Going Concern” (“ASC 205-40”), we have determined that there is substantial doubt about the Company’s ability to continue as a going concern. Such doubt carries additional risk, but we continue to operate and aim to complete a business combination.

The restatement of our financial statements may lead to additional risks and uncertainties, including regulatory, litigation, stockholder or other actions, loss of investor and counterparty confidence and negative impacts on our stock price.

As a result of the restatement of our previously issued unaudited condensed financial statements contained in our Quarterly Report on Form 10-Q for the three months ended September 30, 2023, we are subject to additional risks, including unanticipated costs for accounting and legal fees in connection with or related to the restatement. In addition, the attention of our management team may be diverted by these efforts. We could also be subject to regulatory, litigation, stockholder, or other actions in connection with the restatement, which would, regardless of the outcome, consume management’s time and attention and may result in additional legal, accounting, and other costs. If we do not prevail in any such proceedings, we could be required to pay damages or settlement costs, which could be material. In addition, the restatement and related matters could have a negative effect on our any proposed business combination and our reputation, or could cause our customers, stockholders, or other counterparties to lose confidence in us. Any of these occurrences could have a material adverse effect on our business, results of operations, financial condition, and stock price.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, two (2) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2027 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have six (6) directors on our Board. Our current Class II Directors are Judith Rodin and Sharon Brown-Hruska. The Board has nominated Judith Rodin and Sharon Brown-Hruska for election as Class II Directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in the Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2026 Annual Meeting of Stockholders; Class II, whose term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2027 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2025 Annual Meeting of Stockholders. The current Class I Directors are Trier Bryant and Carolyn Trabuco; the current Class II Directors are Judith Rodin and Sharon Brown-Hruska; and the current Class III Directors are Isabelle Freidheim and Kirthiga Reddy.

Our Charter and By-laws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors and any vacancies on the Board may be filled solely by a majority vote of the remaining directors then in office and will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Class A Common Stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. In the event that either of Dr. Rodin or Dr. Brown-Hruska should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that either of Dr. Rodin or Dr. Brown-Hruska will be unable to serve if elected. Each of Dr. Rodin or Dr. Brown-Hruska has consented to being named in this proxy statement and to serve if elected.

Required Vote

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As of the date of this proxy statement, the shares held by the Sponsor represent approximately 88.4% of the Company’s outstanding Class A Common Stock. The Sponsor plans to vote all of its shares in favor of appointing Judith Rodin and Sharon Brown-Hruska. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of Judith Rodin and Sharon Brown-Hruska at the Annual Meeting, if presented, then the Auditor Appointment Ratification Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.

Nominees For Class II Director (term to expire at the 2027 Annual Meeting of Stockholders)

The current members of the Board who are also nominees for election to the Board as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Athena
Judith Rodin	79	2021	Director
Sharon Brown-Hruska	65	2021	Director

The following is a brief biography of each Class II director:

Judith Rodin, PhD has served as one of our directors since August 2021. Dr. Rodin served as the President of The Rockefeller Foundation, which supports efforts to combat global social, economic, health and environmental challenges, from March 2005 to January 2017. From 1994 to 2004, Dr. Rodin served as the President of the University of Pennsylvania, as well as a professor of psychology and of medicine and psychiatry at the University of Pennsylvania. Before that, Dr. Rodin chaired the Department of Psychology at Yale University, and also served as the dean of the Graduate School of Arts and Sciences and provost, and served as a faculty member at the university for 22 years. Beginning in 2021, Dr. Rodin served as a director of Athena Technology Acquisition Corp. (NYSE: ATHN), one of the first all women SPACs. Dr. Rodin has served as the chair of the board of Prodigy Services Limited, a fintech platform, since 2019, and a member of the board and a member of the nominating and governance committee of Laureate Education, a higher education institution, since 2013. From 2002 to 2018, Dr. Rodin served as a member of the board of directors and a member of the Audit and Compensation Committees of Comcast Corporation (Nasdaq: CMCSA). From 1997 to 2013, Dr. Rodin served as a member of the board of directors and a member of the Audit Committee of American Airlines Group (formerly known as AMR Corporation) (Nasdaq: AAL). From 2004 to 2017, Dr. Rodin served as a member of the board of directors and a member of both the Nominating and Governance and the Compensation Committees of Citigroup Inc. Dr. Rodin earned a B.A. in Psychology from the University of Pennsylvania and a Ph.D. in Psychology from Columbia University. Dr. Rodin is well-qualified to serve on our Board due to her extensive experience in higher education and philanthropy.

Sharon Brown-Hruska, PhD has served as one of ATEK’s directors since December 2021. Dr. Hruska is a Principal of Hruska Economics, LLC since October 2021, where she works with nonprofit entities, associations, corporate clients, and government to facilitate practical and market-based solutions to our toughest social and economic challenges. She also serves as an independent director and the chair of the Regulatory Oversight Committee of FMX Futures Exchange, L.P. since December 2021. She is on the Management Board of PRIME Finance Foundation since October 2021, and previously served on the Board of the PRIME Finance Dispute Resolution and Education Foundation from November 2017 to January 2019. As a financial economist and former regulator, Dr. Hruska has over three decades of experience in public policy, leadership and administration, including as Chief Economist of the U.S. Department of State from January 2019 to January 2021, and as Commissioner from July 2002 to July 2006 of the U.S. Commodity Futures Trading Commission. In addition to her public service, she is an affiliated consultant of National Economic Research Associates, where she was Managing Director and Partner in the Global Securities and Finance Practice, from July 2006 to January 2019. She served as a Public Director of MarketAxess Holdings, Inc. (Nasdaq: MKTX) and on its Corporate Governance Committee, from April 2010 to April 2013. She served as a Public Director on the Electronic Liquidity Exchange from May 2009 to September 2016, and as a Trustee on the International Securities Exchange Trust from December 2007 to June 2016.

She was also a Professor at Tulane University A.B. Freeman School of Business from July 2012 until June 2016. She has testified before Congress and spoken widely to various audiences, and her thought leadership has been published in Barrons, Financial Times, Forbes, the Encyclopedia of Business Ethics and Society, and various peer-reviewed journals and books. She received a PhD in 1994 and an MA in 1988 in economics, and a BA in 1983 in economics and international studies from Virginia Tech.

Continuing members of the Board:

Class I Directors (term to expire at the 2026 Annual Meeting of Stockholders)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Athena
Trier Bryant	40	2021	Director
Carolyn Trabuco	55	2024	Director

The following is a brief biography of each Class I director:

Trier Bryant is the founder of TrierBryant.com, a consulting firm that advises organizations on strategies and tactics to improve their workplace culture. Ms. Bryant is also the co-founder of Just Work LLC, a professional services firm, and Pathfinder 1963 LLC, a diversity, equity and inclusion (“DEI”) and human resources (“HR”) consulting firm, which she founded in February 2019. Previously, Ms. Bryant was General Partner and President of 82VS, the venture creation arm of Alloy Therapeutics, where she supported cutting-edge innovators launching companies to bring drug discoveries to market. From March 2020 to January 2021, Ms. Bryant was the first Chief People Officer (CPO) at Astra, an aerospace company building low orbital rockets. From April 2019 to March 2020, she was also the VP of People and Workplace Experience at SigFig, a global FinTech company. From February 2016 to May 2018, Ms. Bryant was the Global Head of Revenue, G&A (Corporate Functions), University, and Diversity Recruiting at Twitter. Before Twitter, Ms. Bryant spent three years (2013-2016) as the VP of Global Diversity Talent Acquisition at Goldman Sachs. Additionally, from 2013 to 2014, Ms. Bryant served as the Chief of Staff to the Global Head of Talent Acquisition at Goldman Sachs. Ms. Bryant serves as a Board Member for Athena SPACs and Campaign Zero, a non-profit committed to ending police violence in America. Ms. Bryant built her professional foundation as an officer in the United States Air Force across seven years of active duty service (2006-2013). Prior to leaving the military, Ms. Bryant was by-name-requested by the Pentagon to return to the Air Force Academy to spearhead DEI and talent development initiatives for the Air Force Academy, Air Force, and the Department of Defense (DoD). Ms. Bryant earned a B.S. in Systems Engineering with a minor in Spanish and Leadership from the United States Air Force Academy. Ms. Bryant is well qualified to serve on the Company’s Board because of her in-depth experience in human resources and DEI at several different companies.

Carolyn Trabuco is a co-founder and has served as a director of Azul Linhas Aéreas Brasileiras SA (NYSE: AZUL), a Brazilian airline, since 2008. She has also served as a director of Shimmick Corporation (Nasdaq: SHIM) since 2023, where she serves as the Chair of the Compensation and Human Capital Committee and as a member of the Governance and Audit Committees, and a director of Critical Metals Corp. (Nasdaq: CRML) since 2024, where she serves as a member of the Audit and Compensation Committees. Ms. Trabuco served as a director of Sizzle Acquisition Corp. (Nasdaq: SZZL) from 2022 to 2023. She is also the founder of Thistledown Advisory Group, LLC, a strategic advisory firm, a position she has held since 2017. Ms. Trabuco served as Managing Director at Cornerstone Capital Group in 2016, where she created original research in the field of ESG to be used alongside traditional financial analysis. From 2009 to 2014, Ms. Trabuco served as Senior Vice President and Senior Analyst at Phibro Trading LLC and Astenbeck Capital Markets, respectively. Prior to that, Ms. Trabuco was a portfolio manager and senior equity research analyst at Pequot Capital Management where she established the firm’s investment presence in global metals, mining and steel and in Brazil. Ms. Trabuco began her investment career in Equity Research at Fidelity Investments and later at the Wall Street firms Lehman Brothers, Montgomery Securities and First Union Capital Markets. She is also an adjunct professor of finance at Sacred Heart University. Ms. Trabuco holds a bachelor’s degree in art history from Georgetown University and a master’s degree in public administration from Sacred Heart University. Ms. Trabuco is well-qualified to serve on our Board given her extensive experience with public companies and finance.

Class III Directors (term to expire at the 2025 Annual Meeting of Stockholders)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Athena
Isabelle Freidheim	44	2021	Chief Executive Officer and Chair person of the Board
Kirthiga Reddy	53	2021	President and Director

The following is a brief biography of each Class III director:

Isabelle Freidheim has served as our Chief Executive Officer since August 2021 and as Chairperson of the Board of Directors since November 2021. Isabelle is the founder and Chair of Athena Technology Acquisition Corp. (NYSE: ATHN). She is the founder and managing partner of Athena Capital, an investment management firm. She was also the founder of Athena Consumer Acquisition Corp. (NYSE: ACAQ) and served as its Chairperson of the Board of Directors from June 2021 to October 2023. She is a venture capitalist and entrepreneur; she is the co-founder of Magnifi, a fintech company, and was a co-founder and managing partner of Castle VC (formerly Starwood VC), a venture investment firm, and a venture partner at MissionOG, a venture capital firm. She currently serves on the board of directors of Next.e.GO N.V. (NASDAQ: EGOX) and served on the board of directors of The Growth For Good Acquisition Corporation (Nasdaq: GFGDU).

Ms. Freidheim co-founded Magnifi, an artificial intelligence and machine learning fintech company which was acquired by The Tifin Group in December 2020. In addition to co-founding the company, Ms. Freidheim acted as the Chief Executive Officer of Magnifi, in 2018 and 2019 before its acquisition.

Ms. Freidheim was a venture partner at MissionOG, a venture capital firm, from 2015 to 2016, where she sourced investments in high-growth technology companies. MissionOG funds technology businesses with a focus on B2B companies and partners with portfolio companies to provide deep market expertise and hands-on operational support and execution capabilities.

Ms. Freidheim was a co-founder and managing partner of Castle VC (formerly Starwood VC), making investments in technology companies across stages with a current focus on late-stage investments in the sectors of financial technologies, data analytics, artificial intelligence, machine learning and SaaS. Ms. Freidheim has led investments in late-stage, pre-IPO growth companies. She is engaged in all aspects of the deal process. Ms. Freidheim was also a co-founder of the London Fund, a fund that invests in IP-rich high-growth companies with a particular focus on emerging technologies.

Ms. Freidheim started her career in investment banking at Lehman Brothers and then joined one of Invesco’s private equity funds to invest in European assets. She holds a B.A. in Economics from Columbia University and an M.B.A. from Columbia Business School. Ms. Freidheim is well qualified to serve on the Company’s Board because of her perspective and experience as founder, Chairperson of the Board and Chief Executive Officer of Athena, as well as her extensive venture capital background, in depth experience in founding various companies and service as a director on other boards.

Kirthiga Reddy has served as our President since August 2021 and as a Director since November 2021. Kirthiga Reddy brings over twenty years of experience leading technology-driven transformations. Ms. Reddy is also the co-founder and CEO of Virtualness, a mobile-first platform designed to help creators and brands navigate the complex world of blockchain and web3. From December 2018 to October 2021, Ms. Reddy served as the Investment Partner at SoftBank Investment Advisers, a private equity firm headquartered in London (SBIA), and served on the Investment Committee for the SoftBank Vision Fund Emerge program, a global accelerator for companies led by underrepresented founders. Ms. Reddy is also a co-founder and since October 2018 has served as Investment Council of F7 Ventures, a female-led seed investment fund focused on enabling human operations and the investment themes of connected communities, future of work, and physical and mental health. From July 2010 to March 2018, Ms. Reddy held various executive roles at Facebook, Inc. (Nasdaq: FB). At Facebook, Ms. Reddy first served as the Managing Director for India and South Asia, and subsequently focused on emerging and high-growth markets including Mexico, Brazil, Indonesia, South Africa and the Middle East. Additionally, Ms. Reddy has served as a member of the board of directors of several companies, including Collective Health, Inc. (2019 – 2021), WeWork Inc. (2020 – 2023), Fungible, Inc. (2021 – 2022), and Pear Therapeutics, Inc. (2021 – 2022). Ms. Reddy has also served on the Investment Advisory Council for Neythri

Futures Fund, a South Asian female-led stage-agnostic tech fund since March 2021. Ms. Reddy holds an MBA from Stanford University, where she graduated with the highest honors as an Arjay Miller Scholar, an M.S. in Computer Engineering from Syracuse University and a B.E. in Computer Science from Marathwada University, India. She served on Stanford Business School Management Board from September 2014 to April 2019, including serving as Chair from September 2018 to April 2019. She has been recognized as Fortune India’s “Most Powerful Women” and as Fast Company’s “Most Creative People in Business” among other recognitions. Ms. Reddy is well qualified to serve on the Company’s Board because of her private equity background, various executive roles at Facebook, in depth experience in founding various companies and service as a director on other boards.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Withum is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Withum also served as our independent registered public accounting firm for the fiscal year ended December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Withum is expected to attend the 2024 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Withum is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2025. Even if the appointment of Withum is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Required Vote

This proposal requires the affirmative vote of a majority of the votes cast by the stockholders present online or by proxy and entitled to vote on the matter. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Withum, we do not expect any broker non-votes in connection with this proposal.

As of the date of this proxy statement, the shares held by the Sponsor represent approximately 88.4% of the Company’s outstanding Class A Common Stock. The Sponsor plans to vote all of its shares in favor of the Auditor Appointment Ratification Proposal. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the Auditor Appointment Ratification Proposal at the Annual Meeting, if presented, then the Auditor Appointment Ratification Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of WithumSmith+Brown as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

Proposal 3: Third Extension Amendment Proposal

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on May 20, 2021. On December 14, 2021, the Company consummated its IPO of 25,375,000 units, including the issuance of 375,000 units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consists of one share of Class A Common Stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share pf Class A Common Stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $253,750,000.

Prior to the consummation of the IPO, on August 31, 2021, the Company issued an aggregate of 7,362,500 founder shares to its Sponsor for an aggregate purchase price of $25,000, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, resulting in the Sponsor owning an aggregate of 10,062,500 founder shares. Up to 1,312,500 founder shares were forfeited by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,881,250 shares of Class A Common Stock.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 950,000 private placement units at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $9,500,000. Simultaneously with the exercise of the over-allotment, the Company consummated the private placement of an additional 3,750 private placement units to the Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $37,500. As of the date of this proxy statement, the Sponsor owns an aggregate of 953,750 private placement units. Each private placement unit consists of one share of Class A Common Stock and one-half of one private placement warrant. Each whole private placement warrant is exercisable to purchase one whole share of Class A Common Stock at $11.50 per share.

On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to amend the Charter and the Trust Agreement to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024. The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $60,000 and (b) $0.03 per unredeemed share of Class A Common Stock. In connection with the First Extension, the Sponsor made nine monthly contributions to the Trust Account of $60,000 each, for total deposits of $540,000 through February 9, 2024.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A Common Stock, representing approximately 91.3% of the then issued and outstanding public shares properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the Trust Account to pay such stockholders.

On June 21, 2023, pursuant to the terms of our Charter, as amended on June 13, 2023 and June 20, 2023, the Sponsor elected to convert each of its 8,881,250 founder shares into Class A Common Stock on a one-for-one basis with immediate effect. Following such conversion, there were 12,033,039 shares of Class A Common Stock issued and outstanding and no shares of Class B common stock issued and outstanding.

On March 12, 2024, the Company held a special meeting at which its stockholders approved, by special resolution, the Second Extension. The amendment enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $40,000 and (b) $0.02 per unredeemed share of Class A Common Stock. In connection with the Second Extension, the Sponsor has made eight monthly contributions to the Trust Account of $25,755.62 each, for total deposits of $206,044.96 through the date hereof.

At the special meeting at which the Second Extension was approved, stockholders also approved amending the Charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial business combination. The limitation was eliminated in connection with the amendment to our Charter filed on March 12, 2024.

In connection with the special meeting at which the Second Extension was approved, the holders of an aggregate of 910,258 shares of Class A Common Stock, representing approximately 41.4% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $10,156,503.84 (or approximately $11.16 per share) was released from the Trust Account to pay such stockholders.

Our current Charter provides that we have until December 14, 2024, or 36 months after the closing date of our IPO, to complete an initial business combination. As of the Record Date, the Company has approximately $            million of cash in the Trust Account.

The Third Extension Amendment Proposal

The Company is proposing to amend its Charter to extend the date by which the Company must consummate a business combination to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of unredeemed Class A Common Stock.

The sole purpose of the Third Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. Approval of the Third Extension Amendment Proposal is a condition to the implementation of the Third Extension.

If the Third Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

A copy of the proposed amendment to the Company’s Charter is attached to this proxy statement as Annex A.

The Sponsor

The Sponsor is Athena Technology Sponsor II, a Delaware limited liability company. The Sponsor currently owns 8,881,250 shares of Class A Common Stock and 953,750 private placement units. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and dispositive power over the shares of Class A Common Stock held by the Sponsor and may be deemed to beneficially own such shares. The Company does not believe that any of the above facts or relationships would subject an initial business combination to regulatory review, including review by CFIUS. Further, the Company does not believe that if such a review were conceivable that a potential business combination ultimately would be prohibited. However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes and expenses related to the administration of the Trust Account (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

If the Third Extension Amendment Proposal is Not Approved

Stockholder approval of the Third Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Third Extension Amendment unless our stockholders approve the Third Extension Amendment Proposal.

If the Third Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Third Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Third Extension Amendment Proposal is Approved

If the Third Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company would have up to an additional nine months after the Current Outside Date to consummate an initial business combination, provided that the Sponsor or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $25,000 and (b) $0.02 for each share of unredeemed Class A Common Stock. The Company will then continue to work to consummate an initial business combination by the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Third Extension is implemented and you do not elect to redeem your public shares in connection with the Third Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the Record Date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Third Extension Amendment Proposal is approved and the Third Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Third Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the $            (including interest but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Third Extension Amendment Proposal is approved, and the Third Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A Common Stock without the prior consent of the Company. If the Third Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount (as defined below) will be withdrawn from the Trust Account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above. In addition, the remaining public stockholders be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date, subject to any limitations set forth in our Charter.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON DECEMBER 6, 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE ANNUAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE THIRD EXTENSION AMENDMENT PROPOSAL AND THE ELECTION.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Third Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on December 6, 2024 (two business days prior to the scheduled vote at the Annual Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Third Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Third Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Third Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Third Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Third Extension would receive payment of the redemption price for such shares soon after the completion of the Third Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the total number of then outstanding public shares. Based on the amount in the Trust Account as of the Record Date, this would amount to approximately $            per share. The closing price of the Class A Common Stock on the NYSE American on November 18, 2024, the Record Date, was $            . Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving approximately $            [less/more] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on December 6, 2024 (two business days before the scheduled vote at the Annual Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Third Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Third Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Third Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the shares of Class A Common Stock owned by the Sponsor, which were acquired by our Sponsor as founder shares directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares). Such shares had an aggregate market value of approximately $            based on the last sale price of $            on the NYSE American on November 18, 2024, the Record Date;

•        If the Third Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement units, the 953,750 private placement units purchased by our

Sponsor for an aggregate investment of $9,537,500, or $10.00 per private placement unit, will be worthless, as they will expire. The private placement units had an aggregate market value of $            based on the last sale price of $            on the NYSE American on November 18, 2024, the Record Date;

•        Even if the trading price of the Class A Common Stock were as low as $0.97 per share, the aggregate market value of the founder shares and the Class A Common Stock contained in the private placement units held by the Sponsor (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A Common Stock has lost significant value. On the other hand, if the Third Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before December 14, 2024, the Sponsor will lose its entire investment in us, including the $25,000 purchase price for the founder shares and the $9,537,500 purchase price for the private placement units;

•        On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, amend the Charter and the Trust Agreement to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024. The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $60,000 and (b) $0.03 per unredeemed share of Class A Common Stock. In connection with the First Extension, the Sponsor made nine monthly contributions to the Trust Account of $60,000 each, for total deposits of $540,000 through February 9, 2024. In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A Common Stock, representing approximately 91.3% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the Trust Account to pay such stockholders;

•        On March 12, 2024, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, amend the Charter and to extend the date by which the Company must consummate its initial business combination from March 14, 2024 to December 14, 2024. The amendment enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the Trust Account the lesser of (a) $40,000 and (b) $0.02 per unredeemed share of Class A Common Stock. In connection with the Second Extension, the Sponsor has made eight monthly contributions to the Trust Account of $25,755.62 each, for total deposits of $206,044.96 through the date hereof. In connection with the special meeting at which the Second Extension was approved, the holders of an aggregate of 910,258 shares of Class A Common Stock, representing approximately 41.4% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $10,156,503.84 (or approximately $11.16 per share) was released from the Trust Account to pay such stockholders;

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the Annual Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Third Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if an initial business combination is not completed.

Additionally, if the Third Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Third Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Third Extension Amendment Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Third Extension Amendment Proposal (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person holding private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare contribution tax on net investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        brokers, dealers or traders in securities;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•        persons deemed to sell the Company’s public shares under the constructive sale provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”);

•        the Sponsor, its affiliates or any person owning a direct or indirect interest in the Sponsor, and any person that owns founder share or private placement warrants;

•        U.S. expatriates or former citizens or long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        tax-qualified retirement plans;

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Third Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE THIRD EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH AND IS NOT TAX ADVICE. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE THIRD EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS OR ANY APPLICABLE TAX TREATY.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Third Extension Amendment Proposal) will continue to own its public shares, and should not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Third Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder should be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally should be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to the completion of an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not apply. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares should be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess should be treated as gain realized on the sale of public shares and should be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Any dividends received by a U.S. Holder that is a taxable corporation should be taxable at regular corporate tax rates and should generally be eligible for the dividends received deduction if the requisite holding period is satisfied. Under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends paid to non-corporate U.S. Holders may constitute “qualified dividend income” that will be subject to tax at the preferential tax rate accorded to long-term capital gains, provided that certain holding period requirements are met and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s public shares prevents a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirements for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding should not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder should be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder should be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen percent (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of public shares.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate). Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)    such Non-U.S. Holder is a nonresident alien individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)   the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate) on such effectively connected gain, as adjusted for certain items.

If the second bullet point applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to U.S. federal income tax at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change, and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of distributions on, and the proceeds from a redemption taxed as a sale of, public shares regardless of whether such distributions constitute dividends or whether any tax was actually withheld. Payments of dividends on our public shares will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. In addition, proceeds from a redemption taxed as a sale of our public shares within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a redemption taxed as a sale of our public shares conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose withholding taxes of thirty percent (30%) on payments of dividends on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of our public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) or a “non-financial foreign entity” (each as defined in the Code) unless (1) the foreign financial institution undertakes certain U.S. information reporting and due diligence obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold thirty percent (30%) on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our public shares. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Third Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A Common Stock is required to approve the Third Extension Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 88.4% of the Company’s outstanding Class A Common Stock. The Sponsor plans to vote all of its shares in favor of the Third Extension Amendment Proposal. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the Third Extension Amendment Proposal at the Annual Meeting, then the Third Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals. Approval of the Third Extension Amendment Proposal is a condition to the implementation of the Third Extension.

If the Third Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with its Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any Class A Common Stock over which it has voting control in favor of each of the three proposals. The Sponsor is not entitled to redeem its shares of Class A Common Stock. On the Record Date, the Sponsor beneficially owned and was entitled to vote 8,881,250 shares of Class A Common Stock and 953,750 private placement shares, which represents approximately 88.4% of the Company’s issued and outstanding Class A Common Stock. The Sponsor plans to vote all of its shares in favor of the proposals being presented at the Annual Meeting. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the proposals at the Annual Meeting, then the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal and the Adjournment Proposal, if presented, will each be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Annual Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $            per share, calculated based on the Trust Account amount as of the Record Date and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Annual Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the Record Date for the Annual Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Third Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Annual Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Third Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Third Extension Amendment Proposal.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Third Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

Proposal 4: The Adjournment Proposal

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Election of Directors Proposal, the Auditor Appointment Ratification Proposal or the Third Extension Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal or the Third Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal or the Third Extension Amendment Proposal.

Required Vote

This proposal requires the affirmative vote of a majority of the votes cast by the stockholders present online or by proxy and entitled to vote on the matter. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As of the date of this proxy statement, the shares held by the Sponsor represent approximately 88.4% of the Company’s outstanding Class A Common Stock. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Annual Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Annual Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Adjournment Proposal, if presented.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Third Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The Audit Committee has reviewed the audited consolidated financial statements of Athena Technology Acquisition Corp. II (the “Company”) for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Sharon Brown-Hruska (Chair)
Trier Bryant

Carolyn Trabuco

____________

1        The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Withum acts as our independent registered public accounting firm. The following is a summary of fees paid to Withum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum to the Company for audit fees, inclusive of required filings with the SEC for the year ended December 31, 2023 and 2022, totaled $108,680 and $85,100, respectively.

Audit Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. For both the year ended December 31, 2023 and the year ended December 31, 2022, we did not pay Withum any audit-related fees.

Tax Fees.    Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. For the year ended December 31, 2023 and the year ended December 31, 2022, Withum billed an aggregate fees of $9,880 and $0, respectively.

All Other Fees.    All other fees consist of fees billed for all other services. For both the year ended December 31, 2023 and the year ended December 31, 2022, we did not pay Withum any other fees.

Audit Committee Pre-Approval Policy and Procedures

Our Audit Committee was formed in connection with the effectiveness of our registration statement for our initial public offering. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Isabelle Freidheim(1)	44	Chief Executive Officer and Chairperson of the Board
Jenn Calabrese(2)	54	Chief Financial Officer
Kirthiga Reddy(3)	53	President and Director

____________

(1)      See biography on page 29 of this proxy statement.

(2)      Jenn Calabrese has served as our Chief Financial Officer since July 2024. Ms. Calabrese served as the Company’s outside consultant providing accounting and financial reporting services to the Company since September 2022. Ms. Calabrese is the founder and Chief Executive Officer of Calabrese Consulting, LLC (“CCL”). Founded in 2012, CCL is a woman-owned, full-service accounting and advisory firm with over 40 employees, serving more than 350 clients around the world. Ms. Calabrese is a Certified Public Accountant, a Chartered Global Management Accountant, and a member of both The American Institute of Certified Public Accountants and The New York State Society of Certified Public Accountants. Since December 2023, Ms. Calabrese has served as a director on the board of Marpai, Inc. (Nasdaq: MRAI). She graduated from Hofstra University with a B.B.A. in Accounting and a B.A. in Psychology and earned her Master of Science in Accountancy from SUNY Polytechnic.

(3)      See biography on pages 29 – 30 of this proxy statement.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our Charter. There are no family relationships among any of our executive officers or directors.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website located at www.athenaspac.com.

Board Composition

Our Board currently consists of six members: Isabelle Freidheim, Kirthiga Reddy, Judith Rodin, Sharon Brown-Hruska, Trier Bryant and Carolyn Trabuco. As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election (except for those directors appointed prior to our first annual meeting of stockholders). The current class structure is as follows: Class I, whose current term will expire at the 2026 Annual Meeting of Stockholders; Class II, whose term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2027 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2025 Annual Meeting of Stockholders. The current Class I Directors are Trier Bryant and Carolyn Trabuco; the current Class II Directors are Judith Rodin and Sharon Brown-Hruska; and the current Class III Directors are Isabelle Freidheim and Kirthiga Reddy.

Director Independence

NYSE American rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each director concerning her background, employment and affiliations, including family relationships, we have determined that each of Judith Rodin, Sharon Brown-Hruska, Trier Bryant and Carolyn Trabuco, representing a majority of our directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE American.

Executive Sessions

Our Corporate Governance Guidelines provide that our non-management directors will meet in executive session without management directors or other members of management present on a regularly scheduled basis. If not a member of management, the Chairperson will preside in executive session. If the Chairperson is absent or disqualified, the chairperson of the Audit Committee, if independent, will preside. If the chairperson of the Audit Committee is absent, or not independent, an independent director designated by the other independent directors will preside.

Director Candidates

Our Nominating and Corporate Governance Committee will recommend to the board of directors candidates for nomination for election at the annual meeting of the stockholders. Prior to our initial business combination, the board of directors will also consider director candidates recommended for nomination by holders of our shares of Class A Common Stock during such times as they are seeking proposed nominees to stand for election at an annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to c/o Nominating and Corporate Governance Committee, Athena Technology Acquisition Corp. II., 442 5th Avenue, New York, New York 10018. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications With the Board

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, its committees, the chairperson or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to Athena in writing: c/o Chief Executive Officer, Athena Technology Acquisition Corp. II., 442 5th Avenue, New York, New York 10018, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

Board Leadership Structure and Role in Risk Oversight

Our By-laws provide our Board with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer. We currently have a combined Chief Executive Officer/Chair of the Board. The Company believes that combining the positions of Chief Executive Officer and Chair of the Board helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Chair of the Board has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Chairperson of the Board provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Chairperson of the Board is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Chairperson of the Board with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Chairperson of the Board.

As provided in the Audit Committee Charter, the Audit Committee is responsible for discussing the Company’s major financial risk exposures and management’s risk assessment and risk management policies. In accordance with those policies, the Board and the Board committees has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the material risks associated with the Company’s executive compensation structure, policies and programs to determine whether such structure, policies and programs encourage excessive risk taking and to evaluate compensation policies and practices that could mitigate any such risk. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework in coordination with the Audit Committee. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and will be regularly informed through committee reports about such risks.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics in the “Governance” section of our website located at www.athenaspac.com. In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees as well as their family members and any entities they control from hedging or monetization transaction such as prepaid variable forwards, equity swaps, collars and exchange funds.

Attendance by Members of the Board of Directors at Meetings

There were four meetings of the Board during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which she served as a director.

Under our Corporate Governance Guidelines, which is available on our website at www.athenaspac.com, all directors are expected to make reasonable best efforts to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders. Members are encouraged to attend Board meetings and meetings of committees of which they are members in person, but may also attend such meetings by telephone or video conference.

Director Attendance at Annual Meeting of Stockholders

We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend. Five of our six directors at the time attended our 2023 annual meeting.

COMMITTEES OF THE BOARD

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Subject to phase-in rules and a limited exception, the rules of the NYSE American and Rule 10A of the Exchange Act require that the Audit Committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of the NYSE American require that the Compensation Committee and the Nominating and Corporate Governance Committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below.

Audit Committee*

We have established an Audit Committee of the Board. Sharon Brown-Hruska, Trier Bryant and Carolyn Trabuco serve as members of our Audit Committee, and Sharon Brown-Hruska chairs the Audit Committee. Under the NYSE American listing standards and applicable SEC rules, all the directors on the Audit Committee must be independent and the Audit Committee must have at least three members. Each of Sharon Brown-Hruska, Trier Bryant and Carolyn Trabuco meet the independent director standard under the NYSE American listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the Audit Committee is financially literate and our Board has determined that each of Sharon Brown-Hruska and Carolyn Trabuco qualifies as an “Audit Committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

•        reviewing the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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*        During the Company’s 2023 fiscal year, Sharon Brown-Hruska served as chair and Randi Zuckerberg and Trier Bryant served as members of the Audit Committee. In July 2024, Ms. Zuckerberg resigned as a member of the Board and as a member of the Audit Committee. In October 2024, Ms. Trabuco was appointed to the Board and as a member of the Audit Committee.

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee charter is available on our website at www.athenaspac.com.

The Audit Committee met four times in 2023.

Compensation Committee*

We have established a Compensation Committee of the Board. Sharon Brown-Hruska and Judith Rodin serve as members of our Compensation Committee. Judith Rodin chairs the Compensation Committee.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to (or approving, if such authority is so delegated by our board of directors) the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to our Sponsor of $10,000 per month, for up to 18 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

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*        During the Company’s 2023 fiscal year, Randi Zuckerberg served as chair and Judith Rodin served as a member of the Compensation Committee. In July 2024, Ms. Zuckerberg resigned as a member of the Board and as a member and Chair of the Compensation Committee. In connection with Ms. Zuckerberg’s resignation, the Board appointed Sharon Brown-Hruska to serve as a member of the Compensation Committee and Judith Rodin to serve as Chair of the Compensation Committee.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.

The Compensation Committee charter is available on our website at www.athenaspac.com.

The Compensation Committee did not meet in 2023.

Nominating and Corporate Governance Committee*

We have established a Nominating and Corporate Governance Committee of the Board. The members of our Nominating and Corporate Governance Committee are Judith Rodin and Trier Bryant. Judith Rodin serves as chairperson of the Nominating and Corporate Governance Committee.

The primary purposes of our Nominating and Corporate Governance Committee are to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of the NYSE American. The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders in accordance with our By-laws. See “Stockholders’ Proposals — Director Nominations.”

The Nominating and Corporate Governance Committee charter is available on our website at www.athenaspac.com.

The Nominating and Corporate Governance Committee did not meet in 2023.

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*        During the Company’s 2023 fiscal year, Judith Rodin served as chair and Randi Zuckerberg served as a member of the Nominating and Corporate Governance Committee. In July 2024, Ms. Zuckerberg resigned as a member of the Board and as a member of the Nominating and Corporate Governance Committee. In connection with Ms. Zuckerberg’s resignation, the Board appointed Trier Bryant to serve as a member of the Nominating and Corporate Governance Committee.

EXECUTIVE AND DIRECTOR COMPENSATION

None of our directors has received any cash compensation for services rendered to us. Commencing on the date that our securities were first listed on the NYSE through the earlier of consummation of our initial business combination and our liquidation, we will pay our Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. In addition, our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the Trust Account. Other than quarterly Audit Committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a Compensation Committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of Class A Common Stock as of            , 2024 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our shares of Class A Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Form 10-K.

Unless otherwise indicated, the beneficial ownership of our shares of Class A Common Stock is based on 11,122,781 shares of Class A Common Stock issued and outstanding as of            , 2024, consisting of 10,150,293 shares of Class A Common Stock issued and outstanding, 972,488 underlying private units and 0 shares of Class B issued and outstanding. In June 2023, 23,176,961 shares of Class A Common Stock were redeemed (the “2023 Class A Share Redemption”) and 8,881,250 shares of Class B common stock, representing founder shares and private placement shares, were converted into shares of Class A Common Stock on a one-for-one basis (the “Class B Share Conversion”) at the election of Athena Technology Sponsor II LLC, our Sponsor. In March 2024, 910,258 shares of Class A Common Stock were redeemed (the “2024 Class A Share Redemption”).

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned		Approximate Percentage of Outstanding Class A Common Stock
Directors and Executive Officers
Isabelle Freidheim(3)	9,835,000	(2)	88.4%
Jenn Calabrese	—		—
Kirthiga Reddy	—		—
Judith Rodin	—		—
Sharon Brown-Hruska	—		—
Trier Bryant	—		—
Carolyn Trabuco	—		—
All executive officers and directors as a group (seven individuals)	9,835,000		88.4%

Five Percent Holders
Athena Technology Sponsor II LLC(3)	9,835,000	(2)	88.4%

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(1)      Unless otherwise noted, the business address of each of the following is 442 5th Avenue, New York, NY 10018.

(2)      Interests shown include 8,881,250 of founder shares and private placement shares after the initial public offering that were converted from Class B common stock into Class A Common Stock on June 21, 2023 at the election of Athena Technology Sponsor II LLC, our Sponsor.

(3)      Athena Technology Sponsor II LLC, our Sponsor, is the record holder of the shares reported herein. Isabelle Freidheim is the managing member of our Sponsor, and as such has voting and investment discretion with respect to the Class A Common Stock held of record by our Sponsor. By virtue of these relationship, Isabelle Freidheim may be deemed to have beneficial ownership of the securities held of record by our Sponsor. Ms. Freidheim disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Founder Shares

On August 31, 2021, the Sponsor paid certain costs totaling $25,000 on behalf of the Company as consideration for 7,362,500 shares of Class B common stock, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, so that the Sponsor owned an aggregate of 10,062,500 founder shares. The founder shares will automatically convert into shares of Class A Common Stock at the time of the Company’s initial business combination and are subject to certain transfer restrictions. Holders of founder shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A Common Stock, subject to adjustment, at any time. The Sponsor agreed to forfeit up to 1,312,500 founder shares to the extent that the over-allotment option was not exercised in full by the underwriters. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares, resulting in the Sponsor holding 8,881,250 founder shares. On June 21, 2023, pursuant to the terms of our Charter, the Sponsor elected to convert each of its 8,881,250 founder shares into Class A Common Stock on a one-for-one basis with immediate effect.

The initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell any of its founder shares until the earlier to occur of: (A) one year after the completion of the initial business combination or (B) subsequent to the initial business combination, (x) if the last sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

Related Party Loans

On August 31, 2021, we issued a promissory note to the Sponsor, pursuant to which we could borrow up to an aggregate principal amount of $300,000. The Note was non-interest bearing and payable on the earlier of January 31, 2022, or the completion of the initial public offering. The Company borrowed $104,402 under the Note, all of which was repaid prior to December 31, 2021.

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a business combination, we will repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into units of the post business combination entity at a price of $10.00 per unit. The warrants would be identical to the private placement warrants. As of September 30, 2024, the below promissory notes were entered into which fall under the Working Capital Loans structure.

In July 2023, the Company issued an unsecured promissory note to the Sponsor with a principal amount equal to $60,000 (the “Extension Note”). On the same date, in connection with advances the Sponsor may make in the future to the Company for working capital expenses in connection with the Company’s initial business combination, the Company issued a separate unsecured promissory note to the Sponsor in the principal amount of up to $240,000 (the “Working Capital Note”, together with the Extension Note, the “Notes”). Both Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. As of September 30, 2024, the total outstanding balance of the Notes is $300,000.

In connection with funding the Notes, on July 5, 2023, the Sponsor entered into a subscription agreement with a third-party investor. Pursuant to such agreement, the Sponsor will transfer one share of Class A Common Stock of the Company for each dollar funded upon the closing of a business combination. As of September 30, 2023, such third-party investor loaned $300,000 to the Sponsor, which amount is included in the balance due to the Sponsor under the Notes described above.

In November and December 2023, the Company advanced an aggregate amount of $120,000 from its operating account into the trust account on Sponsor’s behalf to extend the time the Company has to complete an initial business combination to January 14, 2024. These advances fall under the Working Capital Loan borrowings. Total borrowings under the Working Capital Loans structure as of December 31, 2023 was $360,060, which is comprised of $240,060 Extension Note balance and $120,000 working capital loan borrowings. There were no working capital loans outstanding as of December 31, 2022.

On October 9, 2024 (effective on April 10, 2024), the Company issued an unsecured and non-interest-bearing promissory note to the Sponsor with a principal amount equal to $1,500,000 to cover the monthly extension payments of the Company and for working capital purposes. The Company drew $800,000 from this note on April 10, 2024 to replenish the misallocated restricted funds.

Administrative Services Agreement

We entered into an agreement with the Sponsor whereby, commencing on December 9, 2021 through the earlier of the consummation of a business combination and our liquidation, we agreed to pay the Sponsor $10,000 per month for office space, utilities, and secretarial and administrative services.

As of December 31, 2023, $120,000 had been paid under this agreement. For the three and six months ended June 30, 2024, $30,000 and $60,000, respectively, has been incurred under this agreement, $40,000 of which has been paid by the Company as of June 30, 2024.

Statement of Policy Regarding Transactions with Related Persons

The Company has adopted a formal written policy providing that the Company’s executive officers, directors, director nominees, record or beneficial owners of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s Audit Committee, subject to certain exceptions.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors and holders of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We submit all applicable Section 16(a) filing requirements on behalf of our executive officers and directors. To our knowledge, based solely on the reports filed by us, copies of such reports furnished to us and written representations made by our executive officers and directors regarding their filing obligations, all Section 16(a) filing requirements applicable to our executive officers and directors were satisfied with respect to the fiscal year ended December 31, 2023, but the subsequent Form 3 for Jenn Calabrese due August 3, 2024 was filed late on October 15, 2024.

Limitation on Liability and Indemnification of Officers and Directors

Our Charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Charter provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Charter. Our By-laws also will permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. Except with respect to any public shares they may acquire in the initial public offering or thereafter (in the event we do not consummate an initial business combination), our officers and directors have agreed to waive (and any other persons who may become an officer or director prior to the initial business combination will also be required to waive) any right, title, interest or claim of any kind in or to any monies in the Trust Account, and not to seek recourse against the Trust Account for any reason whatsoever, including with respect to such indemnification.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Chief Executive Officer at our offices at 442 5th Avenue, New York, New York 10018, in writing not later than            . In connection with the 2025 Annual Meeting of Stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-laws.

Business Proposals

Our By-laws require, among other things, that the Company receive written notice from the stockholder of record of their intent to present such proposal not later than the opening of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. Therefore, we must receive notice of such proposal for the 2025 Annual Meeting of Stockholders no earlier than August 12, 2025 and no later than September 11, 2025. The notice must contain the information required by the By-laws, a copy of which is available upon request to our Chief Executive Officer. In the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the opening of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Director Nominations

Our By-laws require, among other things, that the Company receive written notice from the stockholder of record of their intent to present such nomination not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders. Therefore, we must receive notice of such nomination for the 2025 Annual Meeting of Stockholders no earlier than August 12, 2025 and no later than September 11, 2025. The notice must contain the information required by the By-laws, a copy of which is available upon request to our Chief Executive Officer. In the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Where you can find more information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Third Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Athena Technology Acquisition Corp. II
442 5th Avenue
New York, New York 10018
Attn: Isabelle Freidheim
Telephone: (970) 925-1572

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ATEK.info@investor.sodali.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than December 3, 2024 (one week prior to the date of the Annual Meeting).

ATHENA’S ANNUAL REPORT ON FORM 10-K

A copy of Athena’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on November 18, 2024 without charge upon written request addressed to:

Athena Technology Acquisition Corp. II
442 5th Avenue
New York, New York 10018

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at www.athenaspac.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Isabelle Freidheim
Chair and Chief Executive Officer
New York, New York

November            , 2024

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ATHENA TECHNOLOGY ACQUISITION CORP. II, AS AMENDED

Athena Technology Acquisition Corp. II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.      The name of the Corporation is Athena Technology Acquisition Corp. II.

2.      The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 20, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 14, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was further amended on June 13, 2023, on June 20, 2023 and on March 12, 2024 (as so amended, the “Amended and Restated Certificate of Incorporation”).

3.      This fourth amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”) amends the Amended and Restated Certificate of Incorporation.

4.      This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock of the Corporation at a meeting of stockholders of the Corporation in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 of the DGCL.

5.      The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 23, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 45 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.”

[Signature page follows]

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2024.

Isabelle Freidheim
Chief Executive Officer

[Signature Page to Certificate of Amendment]

Annex A-2

ATHENA TECHNOLOGY ACQUISITION CORP. II 442 5TH AVENUE NEW YORK, NY 10018 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ATEK2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 9, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V59332-P20911 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ATHENA TECHNOLOGY ACQUISITION CORP. II For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR each of the Class II Director Nominees: 1. Election of Directors Class II Director Nominees (to hold office until the2027 annual meeting of stockholders):01) Judith Rodin 02)Sharon Brown-Hruska The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. 3. To amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to extend the date by which the Company must consummate an initial business combination (the “Third Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from December 14, 2024 to September 14, 2025, provided that Athena Technology Sponsor II, LLC or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the Company’s initial public offering of units of Class A common stock, par value $0.001 per shares (“Class A Common Stock”) and warrants to purchase shares of Class A Common Stock the lesser of (a) $25,000 and (b) $0.02 for each share of the Company’s Class A Common Stock issued and outstanding that has not been redeemed in accordance with the terms of the Charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred. 4. To approve the adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the foregoing proposals, or if the Company determines that additional time is necessary to effectuate the Third Extension. NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.proxyvote.com. V59333-P20911 ATHENA TECHNOLOGY ACQUISITION CORP. II ANNUAL MEETING OF STOCKHOLDERS December 10, 2024 at 12:30 p.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Isabelle Freidheim and Jenn Calabrese, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of ATHENA TECHNOLOGY ACQUISITION CORP. II that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 p.m. Eastern Time on December 10, 2024, virtually at www.virtualshareholdermeeting.com/ATEK2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations. Continued and to be signed on reverse side